                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 21, 2005

                  Citigroup Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-127304                 13-3439681
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)           Identification No.)

388 Greenwich Street, New York, New York                         10013
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events
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Item 8.01.  Other Events.
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It is expected that during November 2005, a single series of certificates, expected to be entitled, CD 2005-C1 Commercial Mortgage Trust, Commercial
Mortgage Pass-Through Certificates, Series 2005-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be entered into by and among Citigroup Commercial Mortgage
Securities Inc. (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the
Certificates (the "Underwritten Certificates") will be registered under the
Registrant's registration statement on Form S-3 (no. 333-127304) and sold to
Citigroup Global Markets Inc. ("CGMI"), Deutsche Bank Securities Inc., PNC
Capital Markets, Inc., Banc of America Securities LLC, Lehman Brothers Inc.,
Nomura Securities International, Inc. and Wachovia Capital Markets, LLC
(collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibits 99.1 and 99.2 hereto that constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the
Securities and Exchange Commission (the "Commission") to Kidder, Peabody
Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public
Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation
Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters.
The information in such Computational Materials and/or ABS Term Sheets is preliminary and will be superseded by the final prospectus supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and/or ABS Term
Sheets previously filed by the Registrant with respect to the Underwritten
Certificates are inconsistent with the Computational Materials and/or ABS Term
Sheets attached hereto, such previously filed Computational Materials and/or ABS
Term Sheets are superseded by the Computational Materials and/or ABS Term Sheets
attached hereto.

Section 9 -- Financial Statements and Exhibits.
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:
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Exhibit No.       Description

99.1 Certain materials constituting ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.2 Certain materials constituting ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 26, 2005

                                         CITIGROUP COMMERCIAL MORTGAGE
                                         SECURITIES INC.

                                         By: /s/ Angela Vleck
                                         ---------------------------
                                         Name: Angela Vleck
                                         Title:    Managing Director

                                  EXHIBIT INDEX

     The  following exhibits are filed herewith:

Exhibit No.

99.1 Certain materials constituting ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.2 Certain materials constituting ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.